CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net income (loss)	$ (5,473)	$ (187)	$ 3,843
Foreign currency translation adjustments	(914)	(10)	(80)
Comprehensive income (loss)	(6,387)	(197)	3,763
Attributed to:
Company's Shareholders	(6,387)	(197)	3,763
Non-controlling interests	6
Comprehensive income (loss)	$ (6,381)	$ (197)	$ 3,763